UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 7, 2003

EXTREME NETWORKS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-25711	77-0430270
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3585 Monroe Street

Santa Clara, California 95051

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (408) 579-2800

Not Applicable

(Former name or former address, if changed since last report)

Item 9.    Regulation FD Disclosure.

On April 7, 2003, Extreme Networks, Inc. (“Extreme”) issued a press release and held a conference call regarding its financial results for the period ending March 31, 2003. Extreme made forward-looking statements regarding 2003 in both the press release and the conference call. A copy of the press release that Extreme issued regarding its third quarter financial results, together with the forward-looking statements related to 2003, is filed herewith as Exhibit 99.1. In addition, the text of the financial and forward-looking disclosures Extreme made in the conference call is filed herewith as Exhibit 99.2. Both exhibits are incorporated herein by reference.

Item 7.    Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit No.	Description
99.1	Press Release dated April 7, 2003 regarding Extreme’s financial results for the quarter ended March 31, 2003 and forward-looking statements relating to new product introductions.

99.2	Certain financial and forward-looking disclosures made by Extreme during its conference call on April 7, 2003.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXTREME NETWORKS, INC.

Date: April 7, 2003	By:	/s/ HAROLD L. COVERT
Harold L. Covert Chief Financial Officer

3

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated April 7, 2003 regarding Extreme’s financial results for the quarter ended March 31, 2003 and forward-looking statements relating to new product introductions.

99.2	Certain financial and forward-looking disclosures made by Extreme during its conference call on April 7, 2003.